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                                                                    Exhibit 10.9
                            FIRST AMENDMENT TO THE
                               PLEDGE AGREEMENT


     THIS FIRST AMENDMENT TO THE PLEDGE AGREEMENT, dated as of June 20, 2001 (this "Amendment"), by and between SENETEK DRUG DELIVERY TECHNOLOGIES (the
       ---------
"Pledgor"), and SILVER CREEK INVESTMENTS, LTD., a British Virgin Islands company
--------
(the "Secured Party"), in its capacity as Collateral Agent under that certain
      -------------
Collateral Agency Agreement dated as of April 14, 1999 as amended by the First Amendment dated the date hereof by and among the Secured Party, Bomoseen Investments, Ltd., a British Virgin Islands company ("Bomoseen"), Dandelion
                                                      --------
Investments, Ltd., a British Virgin Islands company ("Dandelion"), and Elstree Holdings, Ltd., a British Virgin Islands company ("Elstree" and together with
                                                   -------
the Secured Party, Bomoseen and Dandelion, the "Original Purchasers") and
                                                -------------------
Wallington Investments Limited, a corporation organized under the laws of the British Virgin Islands (the "Lender").
                             ------

     WHEREAS, Senetek plc, a corporation organized under the laws of England (the "Company") and the Original Purchasers have entered into a Securities
      -------
Purchase Agreement dated as of April 14, 1999 (the "Original Purchase
                                                    -----------------
Agreement");
---------

     WHEREAS, the Pledgor is, directly or indirectly, a wholly owned Subsidiary of the Company and entered into a Guaranty Agreement dated as of April 14, 1999 (the "Guaranty") guaranteeing all of the Company's Liabilities (as defined in
      --------
the Guaranty);

     WHEREAS, pursuant to the terms of the Pledge Agreement dated as of April 14, 1999 (the "Pledge Agreement") by and between the Pledgor and the Secured
               ----------------
Party (on behalf of the Original Purchasers), as collateral security for the payment and performance of the Secured Obligations (as defined therein), the Pledgor pledged and granted to the Secured Party for the ratable benefit of the Original Purchasers a security interest the Pledged Stock (as defined in the Pledge Agreement) including without limitation the Pledged Subsidiaries (as defined in the Pledge Agreement); and

     WHEREAS, the Lender has agreed to extend certain financial accommodations to the Company in connection with the financing of the working capital needs of the Company and Lender is willing to extend such financial accommodations to the Company pursuant to the terms of a Revolving Credit Agreement to be entered into by the Company and Lender (the "Credit Agreement");
                                ----------------

     WHEREAS, as a condition to Lender entering into the Credit Agreement and extending financial accommodations to the Company thereunder, and in consideration thereof, the Company and the Original Purchasers are (i) entering into a First Amendment to the Purchase Agreement dated the date hereof (the

"First Amendment"; the Original Purchase Agreement, as amended by the First
----------------
Amendment is referred to herein as the "Purchase Agreement") in order to modify
                                        ------------------
certain terms of the Original Purchase Agreement to, among other things, permit the Company to enter into the Credit Agreement and (ii) amending the certain of the Transaction
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Documents, including, without limitation, the Pledge Agreement, to include the
Lender as a secured party thereunder. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Purchase Agreement ;

     WHEREAS, the Lender is unwilling to enter into the Credit Agreement unless the Company and the Secured Party on behalf of the Original Purchasers and the Lender enter into this Amendment;

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

     1.   Amendments to the Pledge Agreement. (a) The heading of the Pledge
          ----------------------------------
Agreement shall be amended and restated to read as follows:

          "THIS PLEDGE AGREEMENT, dated as of April 14, 1999, as amended by the First Amendment dated June 20, 2001 (this "Agreement"), is made by and
                                                ---------
     between SENETEK DRUG DELIVERY TECHNOLOGIES, INC., (the "Pledgor"), and
                                                             -------
     Silver Creek Investments, Ltd., a British Virgin Islands company (the

     "Secured Party"), in its capacity as Collateral Agent under that certain
     --------------
     Collateral Agency Agreement dated as of April 14, 1999 as amended by the First Amendment dated as of June 20, 2001 by and among the Secured Party, Bomoseen Investments, Ltd., a British Virgin Islands company ("Bomoseen"), Dandelion Investments, Ltd., a British Virgin Islands company ("Dandelion"), and Elstree Holdings, Ltd., a British Virgin Islands company ("Elstree" and together with the Secured Party, Bomoseen and Dandelion, the "Original Purchasers") and Wallington Investments Limited, a corporation organized under the laws of the British Virgin Islands (the "Lender"). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Purchase Agreement (as defined below) except that (i) the term "Purchasers" as used herein shall in all cases be deemed to include both the Original Purchasers and the Lender and
     (ii) the term "Event of Default" as used herein shall in all cases be deemed to include both an Event of Default (as defined in the Purchase Agreement) and (ii) an Event of Default (as defined in the Credit Agreement)."

          (b)  The first paragraph of Section 1 (Pledge of Stock; Other
                                                 ----------------------
Collateral) of the Pledge Agreement is hereby amended and restated as follows:
----------

          "As collateral security for the payment, performance, and satisfaction of (i) all of the "Obligations" (as defined in the Purchase Agreement) (ii) all of the "Obligations" (as defined under the Credit Agreement) and (iii) all of the Pledgor's obligations under the Guaranty, as amended by the First Amendment to the Guaranty dated June 20, 2001 by and among the Pledgor and Carme

                                       2
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     Cosmeceutical Sciences, Inc. in favor of the Secured Party; (i), (ii) and
     (iii) collectively, the "Secured Obligations"), the Pledgor hereby pledges
                              -------------------
     and collaterally assigns to the Secured Party, and grants to the Secured Party a FIRST priority lien and security interest in, the Pledged Stock and all of the following, subject only to Permitted Liens:"

     2.   Conditions to Effectiveness.  This Amendment shall become effective
          ---------------------------
only upon the satisfaction or waiver of all of the following conditions precedent:

     (a) The parties hereto shall have duly executed and delivered this Amendment.

     (b)  The Company shall have satisfied all conditions to effectiveness under
Section 6 of the First Amendment.

     (c) The Company shall have paid all fees and expenses required to be paid by it pursuant to Section 5 of the First Amendment.

     3.   Representations and Warranties.  In order to induce the Secured Party
          ------------------------------
to enter into this Amendment (on behalf of the Original Purchasers and the Lender), the Pledgor hereby represents and warrants to the Original Purchasers and the Lender that the Pledgor has full power, right and legal authority to execute, deliver and perform its obligations under this Amendment. The Pledgor has taken all corporate action necessary to authorize the execution and delivery of, and the performance of its obligations under, this Amendment. This Amendment constitutes a legal, valid and binding obligation of the Pledgor enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally. The Pledgor hereby ratifies and reaffirms the Pledge Agreement (as amended hereby) and the other related documents and all of the Pledgor's covenants, duties and liabilities thereunder.

     4.   Amendments. This Amendment may not be amended, modified or
          ----------
supplemented except by a subsequent written agreement signed by the parties hereto.

     5.   Counterparts. This Amendment may be executed simultaneously in any
          ------------
number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one in the same instrument.

     6.   Governing Law.  This Amendment shall be governed by the laws of the
          -------------
State of New York (without giving effect to any conflicts of law rules or principles).

     7.   Headings.   The headings of this Amendment are included herein for
          --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8.   Survival of the Pledge Agreement.  Each reference in the Pledge
          --------------------------------
Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Pledge Agreement in any related document (other than the Pledge Agreement) shall mean and be a

                                       3
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reference to the Pledge Agreement as amended hereby. Except as specifically amended by this Amendment, the Pledge Agreement shall remain in full force and effect and is hereby ratified, confirmed and acknowledged by the Pledgor. This Amendment shall not be deemed to (i) be a consent to any waiver or modification of any term or condition of the Pledge Agreement or any document delivered pursuant thereto, except in each case as expressly provided herein, or (ii) prejudice any right or rights the Original Purchasers or the Lender may now or in the future have in connection with the Pledge Agreement.






       [Signature page follows, remainder of page is intentionally blank]

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     IN WITNESS WHEREOF, the parties have duly executed this First Amendment to the Pledge Agreement on the day and year first written above.

                              PLEDGOR:
                              -------

                              SENETEK DRUG DELIVERY TECHNOLOGIES, INC.
                              as the Pledgor


                              By: /s/ Frank J. Massino
                                  --------------------
                              Name: Frank J. Massino
                              Title: President



                              SECURED PARTY:
                              -------------

                              SILVER CREEK INVESTMENTS, LTD.,
                              as Collateral Agent for the Original Purchasers and the Lender


                              By: /s/ Robert T. Tucker
                                  --------------------
                              Name: Robert T. Tucker
                              Title: Director



            [Signature page to First Amendment to Pledge Agreement]